GuidePath® Conservative Income Fund
Schedule of Investments (Unaudited)
December 31, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 47.80%
	Exchange Traded Funds - 47.80%
41,308	Invesco Senior Loan ETF (a)	$912,907
20,172	iShares 0-5 Year High Yield Corporate Bond ETF	913,792
11,688	iShares 0-5 Year TIPS Bond ETF	1,237,525
59,296	Schwab Short-Term U.S. Treasury ETF	3,015,201
	Total Investment Companies (Cost $6,047,899)	6,079,425

	SHORT TERM INVESTMENTS - 52.01%
	Money Market Funds - 30.35%
3,859,353	DWS Government Money Market Series - Institutional Shares
	Effective Yield, 0.04% (b)(c)	3,859,353

Principal Amount
	U.S. Treasury Note - 21.66%
$500,000	1.750%, 03/31/2022	501,988
750,000	1.750%, 06/15/2022	755,436
750,000	0.125%, 09/30/2022	749,032
750,000	0.125%, 11/30/2022	748,335
		2,754,791
	Total Short Term Investments (Cost $6,617,325)	6,614,144
Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 6.91%
878,490	Mount Vernon Liquid Assets Portfolio, LLC
	Effective Yield, 0.12% (c)	878,490
	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $878,490)	878,490

	Total Investments (Cost $13,543,714) - 106.72%	13,572,059
	Liabilities in Excess of Other Assets - (6.72)%	(855,187)
	TOTAL NET ASSETS - 100.00%	$12,716,872

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c)	Seven-day yield as of December 31, 2021.